[GOLDMAN SACHS GROUP, INC. LETTERHEAD]





                                                                   March 7, 2002

Public Credit and Repackaged Securities(SM) (PCARS)(SM) Trust Series 2002-1 c/o Wells Fargo Bank Minnesota, N.A., as trustee
213 Court Street, Suite 902
Middletown, CT  06457

Ladies and Gentlemen:

For value received, The Goldman Sachs Group, Inc. (the "Guarantor"), a corporation organized under the laws of the State of Delaware, hereby unconditionally guarantees the prompt and complete payment when due, whether by acceleration or otherwise, of all obligations and liabilities, whether now in existence or hereafter arising of Goldman Sachs Capital Markets, L.P., a subsidiary of the Guarantor and a limited partnership organized under the laws of the State of Delaware ("GSCM"), to PUBLIC CREDIT AND REPACKAGED SECURITIES(SM) (PCARS)(SM) TRUST SERIES 2002-1 (the "Counterparty") arising out of or under the ISDA Master Agreement dated as of March 7, 2002, between GSCM and the Counterparty (the "Obligations"). This Guaranty is one of payment and not of collection.

The Guarantor hereby waives notice of acceptance of this Guaranty and notice of the Obligations, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of the Obligations, suit, or the taking of other action by the Counterparty against GSCM, the Guarantor or others.

The Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) agree with GSCM to make any change in the terms of the Obligations; (2) take or fail to take any action of any kind in respect of any security for the Obligations; (3) exercise or refrain from exercising any rights against GSCM or others in respect of the Obligations; or (4) compromise or subordinate the Obligations, including any security therefor. Any other suretyship defenses are hereby waived by the Guarantor.

The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligations, or interest thereon is rescinded or must otherwise be restored or returned by the Counterparty upon the bankruptcy, insolvency, dissolution or reorganization of GSCM.

Public Credit and Repackaged Securities(SM) (PCARS)(SM) Trust Series 2002-1 c/o Wells Fargo Bank Minnesota, N.A., as trustee
March 7, 2002
Page 2




This Guaranty shall continue in full force and effect until the opening of business on the fifth business day after the Counterparty receives written notice of termination from the Guarantor. It is understood and agreed, however, that notwithstanding any such termination this Guaranty shall continue in full force and effect with respect to all Obligations which shall have been incurred prior to such termination.

The Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without the prior written consent of the Counterparty, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of the Guarantor's rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor's assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.

Very truly yours,

THE GOLDMAN SACHS GROUP, INC.



By:  /s/ Elizabeth E. Beshel
     -----------------------
     Elizabeth E. Beshel
     Assistant Treasurer